Exhibit 99.1
RightNow Signs Definitive Agreement to Acquire Q-go and
Increases Guidance for the Fourth Quarter of 2010
With Acquisition of Q-go, RightNow Adds Best-in-Class Natural Language Search Solutions; Elevates Great Experiences from the Support Page to the Home Page and Helps Consumer Organizations Increase Revenue
Bozeman, Mont. — January 18, 2011 — RightNow (NASDAQ: RNOW) announced today the Company has signed a definitive agreement to acquire Q-go.com B.V., a best-in-class natural language search solutions provider. The Company is also increasing revenue and non-GAAP earnings guidance for the fourth quarter ended December 31, 2010.
Guidance Update
The Company currently expects revenue of approximately $51 million, recurring revenue of approximately $41 million and non-GAAP earnings per share of approximately $0.16 for the fourth quarter of 2010. This updated guidance exceeds the Company’s previous guidance for the fourth quarter of revenue of approximately $49.3 million and non-GAAP earnings per share of approximately $0.15 as provided on October 28, 2010.
For the fourth quarter of 2010, expected non-GAAP earnings per share exclude stock-based compensation and a potential tax benefit related to valuation of deferred tax assets. The Company anticipates that in the final 2010 fiscal year results it will recognize a tax benefit related to valuation of deferred tax assets. As this tax benefit is expected to be significant, but the amount of the tax benefit is not currently determinable, the Company will provide GAAP earnings per share and a reconciliation to GAAP on February 2, 2011 when RightNow releases its earnings for the fourth quarter and full year ended December 31, 2010.
Q-go Acquisition Expected to Drive Further Growth
“I am excited to add Q-go’s solutions and talent to the RightNow organization. We expect this acquisition to help further accelerate our growth, adding approximately $8 million in revenue for the 2011 fiscal year. Q-go’s leading edge technology has been proven to drive higher conversion rates, increase revenue and improve web visitor experiences for companies. We will also gain additional critical mass in Europe with approximately 60 new clients and 70 talented employees. Also, I am pleased with our strong performance in the fourth quarter which includes record sales.”
Greg Gianforte, CEO, RightNow
In addition, the acquisition is expected to:
•	Open new sales opportunities in key industries with both new and existing clients;

•	Create a significant, new session-based revenue opportunity, as RightNow expands from the support page to the home page;

•	Further strengthen RightNow’s relationship with senior marketing buyers, in addition to operations, support and IT.
RightNow Adds Intent Guide, Best-in-Class Natural Language Search to RightNow CX
It’s easy for consumers to get lost and frustrated on a website. Consumers know what they are looking for but often fail to find the right content because they don’t understand a company’s terminology or website structure. And frequently, even after completing a search request, they are presented with irrelevant and confusing results that only serve to heighten their frustration. For example, “check my cash” and “cash my check” have similar words, but very different intents and meanings. Without a search solution that understands a customer’s true intent, customers too often waste time wading through many irrelevant results.
With the addition of Q-go, RightNow CX elevates great service from the support page to the home page. Utilizing the Q-go Natural Language Search technology, the new RightNow CX Intent Guide understands the intent behind what website visitors are seeking and immediately delivers high-value, highly relevant content, enabling companies to:
•	Increase sales by improving online conversion rates;

•	Deliver premium customer experiences for high-value interactions;

•	Drive loyalty through deep behavioral insight into consumer intent.
RightNow CX Intent Guide enhances websites with four types of interaction overlays:
•	Question Matching enhances existing website search and navigation to understand a customer’s intent, and increases online conversion rates.

•	Virtual Assistant provides a personal, natural conversation interaction, enhancing a customer’s experience while driving conversion and reducing live assistance costs.

•	Web Form Assistant increases online form conversions by proactively helping users complete forms using previously captured visitor information to pre-fill web forms.

•	Contextual Online Offers deliver real-time, relevant offers based on the context of a page or the user’s intent, dramatically increasing conversion rates to drive sales.
With the addition of Q-go, RightNow will also add a best-in-class natural language search engine to the RightNow CX Cloud Platform, elevating online search beyond keywords to a rich, highly relevant results set. It includes:
•	Intent Matching: Natural language search technology to capture queries, understand intent, and match it to high-value content and interactions. For example, “open a savings account” and “start an account for saving” are different phrases, but with the same intent.

•	Industry-Specific Linguistic Dictionaries: Branded terminology is tailored with industry-specific dictionaries and linguistic fine-tuning to optimize the natural language search relevancy to the user’s intent. For instance, for a financial institution the word “bank” will always refer to a financial institution, not a river bank, and “interest” will always refer to the returns on savings or what one pays for a loan, not the emotion.

•	Language Identification: Utilizing localized language packs, the natural language search automatically recognizes the user’s local language to identify their intent, such as “cuenta de ahorros” versus “savings account.”
RightNow CX Intent Guide and RightNow Natural Language Search will be available immediately following the acquisition and will be integrated into RightNow CX February 2011.
Comments on RightNow’s Acquisition of Q-go
“RightNow CX Intent Guide with Q-go’s natural language search technology is a powerful addition to RightNow CX and will help us redefine the way consumers experience a brand. By capturing queries, understanding intent, and matching that to high-value content, RightNow CX can improve consumers’ online experiences, increase customer loyalty and drive sales.”
David Vap, chief solutions officer, RightNow
“Like RightNow, Q-go is committed to improving the customer experience with a suite of natural language search solutions. The acquisition expands RightNow CX’s ability to provide relevant answers to customers. We expect to be able to dramatically increase adoption of RightNow CX Intent Guide and leverage our joint expertise to develop the next generation of online customer experience solutions.”
Marcel E. Smit, CEO, Q-go
Acquisition Details
Under the terms of the definitive agreement, RightNow will acquire all of the Q-go stock and the stock of Q-go’s subsidiaries, for approximately $34 million in cash. Q-go is headquartered in Amsterdam with subsidiary operations in Germany, Spain and the United States. The company anticipates the acquisition will add approximately $1 million of revenue in the first quarter of 2011, approximately $8 million of revenue for the 2011 fiscal year, and approximately $3.5 million of expenses per quarter during 2011. RightNow expects the acquisition to be accretive to earnings in the first quarter of 2012. Additionally, RightNow expects increased expenses from the acquisition in amortization of acquired intangibles, which will be finalized once the purchase price accounting valuation is complete. The acquisition will be recorded in the company’s March 31, 2011 quarter end financial statements.
Conference Call Information
RightNow will host a teleconference at 5 p.m. ET today, January 18, 2011. To access the call, please dial (877) 638-9569 or, outside the U.S., (914) 495-8536 at least five minutes prior to the start time. An audio webcast and replay of the call will also be available at http://investor.rightnow.com/events.cfm. An audio replay of today’s conference call will be available from January 18, 2011 to February 1, 2011 by dialing (800) 642-1687 with the replay passcode 37311363.
About RightNow
RightNow is helping rid the world of bad experiences one consumer interaction at a time, eight million times a day. RightNow CX, the customer experience suite, helps organizations deliver exceptional customer experiences across the web, social networks and contact centers, all delivered via the cloud. With more than ten billion customer interactions delivered, RightNow is the customer experience fabric for nearly 2,000 organizations around the globe. To learn more about RightNow, go to

www.rightnow.com.
RightNow is a registered trademark of RightNow Technologies, Inc. NASDAQ is a registered trademark of the NASDAQ Stock Market.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties referred to include, but are not limited to the risk that the updated guidance in this press release will differ from the completed fourth quarter final results; the Q-go.com B.V. purchase transaction will not close; and the risks associated with purchasing Q-go, including our ability to retain and motivate Q-go’s employees, our ability to integrate and market Q-go’s solutions to new customers, our ability to retain Q-go’s existing customers, the speed, quality and cost of the our efforts to integrate Q-go’s solutions with the our solution set, the security and reliability of Q-go’s service, and the risks associated with forecasting impact on combined financial results; general economic conditions; fluctuations in foreign currency exchange; our business model; our ability to develop or acquire and gain market acceptance for new products and enhancements to existing products in a cost-effective and timely manner; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; the gain or loss of key customers; competitive pressures and others similar factors such as the availability and pricing of competing products; our ability to expand or contract operations; manage expenses and grow profitability; the rate which our present and future customers adopt our existing and future products and services; fluctuations in our operating results including our revenue mix and our rate of growth; fluctuations in backlog; the risk that our investments in partner relationships and additional employees will not achieve expected results; interruptions or delays in our hosting operations; breaches of our security measures; our ability to protect our intellectual property rights of third parties; any unanticipated ambiguities in fair value accounting standards; the amount and timing of any stock repurchases under our stock repurchase program; fluctuations in our operating results from the impact of stock-based compensation expense; our ability to manage and expand our partner relationships; our ability to hire, retain and motivate our employees and manage our growth; the impact of potential future acquisitions, if any; and risks associated with our offering of convertible senior notes this past year. Further information on potential factors that could affect our financial results is included in our Annual Report on Form 10-K, quarterly reports of Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

About Non-GAAP Financial Measures
Non-GAAP net income and diluted net income per share are supplemental measures of our performance that are not required by, or presented in accordance with GAAP. These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for net income and net income per share or any other performance measure determined in accordance with GAAP. We present non-GAAP net income and net income per share because we consider each to be an important supplemental measure of our performance.
Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Our stock-based compensation expenses are expected to vary depending on the number of new grants issued, changes in our stock price, stock market volatility, expected option lives and risk-free rates of return, all of which are difficult to estimate. In calculating non-GAAP net income and net income per share, management excludes stock-based compensation expenses to facilitate its review of the comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and resource allocation. In addition, the Company anticipates that in the final 2010 fiscal year results it will recognize a tax benefit related to valuation of deferred tax assets, which will benefit GAAP earnings per share. If the Company recognizes a tax benefit related to valuation of deferred tax assets, such benefit will be excluded from non-GAAP net income and net income per share, as Management believes this is a non-recurring item that is not indicative of our normal annual effective tax rate.
Management further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision making. We believe that the use of non-GAAP net income and net income per share also facilitate a comparison of RightNow’s underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Calculating non-GAAP net income and net income per share have limitations as an analytical tool, and readers should not consider these measures in isolation or as substitutes for GAAP net income and GAAP net income per share. In the future, we expect to incur additional stock-based compensation expenses and the exclusion of these expenses in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, which include:
•	Other companies inside and outside of our industry may calculate non-GAAP net income and net income per share differently than we do, limiting their usefulness as a comparative tool; and

•	The Company’s income tax expense or benefit will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the effective tax rate used in our non-GAAP financial measures.
In addition, the adjustments to our GAAP financial measures reflect the exclusion of stock-based compensation expenses that are recurring and will be reflected in the Company’s financial results for the foreseeable future. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. The Company evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial measures.
FRNOW
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Financial Analyst Contact
The Blueshirt Group, for RightNow
Todd Friedman or Stacie Bosinoff
415-217-7722
todd@blueshirtgroup.com
stacie@blueshirtgroup.com
Media Contact
RightNow
Katie O’Connell
925-674-1487, office
925-270-6107, mobile
koconnell@rightnow.com
Industry Analyst Contact
RightNow
Rob Hilsen
415-243-0283, office
415-265-0432, mobile
rob.hilsen@rightnow.com